Exhibit 99.1
Joint Filer Information

Name of Joint Filer:	DLJ MERCHANT BANKING PARTNERS III, L.P.

Address of Joint Filer:	767 FIFTH AVENUE
NEW YORK, NEW YORK 10153

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	BASIC ENERGY SERVICES, INC. [BAS]

Date of Event Requiring Statement (Month/Day/Year):	03/31/2014

Designated Filer:	APRIORI CAPITAL PARTNERS LLC

Signature:

DLJ MERCHANT BANKING PARTNERS III, L.P.

By:       aPriori Capital Partners III LLC,
its general partner

By:	/s/ Susan C. Schnabel
	Name:	Susan C. Schnabel
	Title:	Authorized Person

April 10, 2014

Joint Filer Information

Name of Joint Filer:	APRIORI CAPITAL PARTNERS III LLC

Address of Joint Filer:	767 FIFTH AVENUE
NEW YORK, NEW YORK 10153

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	BASIC ENERGY SERVICES, INC. [BAS]

Date of Event Requiring Statement (Month/Day/Year):	03/31/2014

Designated Filer:	APRIORI CAPITAL PARTNERS LLC

Signature:

APRIORI CAPITAL PARTNERS III LLC

By:	/s/ Susan C. Schnabel
	Name:	Susan C. Schnabel
	Title:	Authorized Person

April 10, 2014

Joint Filer Information

Name of Joint Filer:	APRIORI CAPITAL PARTNERS L.P.

Address of Joint Filer:	767 FIFTH AVENUE
NEW YORK, NEW YORK 10153

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	BASIC ENERGY SERVICES, INC. [BAS]

Date of Event Requiring Statement (Month/Day/Year):	03/31/2014

Designated Filer:	APRIORI CAPITAL PARTNERS LLC

Signature:

APRIORI CAPITAL PARTNERS L.P.

By:       aPriori Capital Partners LLC,
its general partner

By:	/s/ Susan C. Schnabel
	Name:	Susan C. Schnabel
	Title:	Authorized Person

April 10, 2014

Joint Filer Information

Name of Joint Filer:	APRIORI CAPITAL GMBH

Address of Joint Filer:	MAXIMILIANHÖFE, MAXIMILIANSTRASSE 13,
80539, MUNICH GERMANY

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	BASIC ENERGY SERVICES, INC. [BAS]

Date of Event Requiring Statement (Month/Day/Year):	03/31/2014

Designated Filer:	APRIORI CAPITAL PARTNERS LLC

Signature:

APRIORI CAPITAL GMBH

By:	/s/ Robert P. Espinosa
	Name:	Robert P. Espinosa
	Title:	Managing Director

April 10, 2014

Joint Filer Information

Name of Joint Filer:	SUSAN C. SCHNABEL

Address of Joint Filer:	11400 W. OLYMPIC BOULEVARD, SUITE 1400
LOS ANGELES, CALIFORNIA 90064

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	BASIC ENERGY SERVICES, INC. [BAS]

Date of Event Requiring Statement (Month/Day/Year):	03/31/2014

Designated Filer:	APRIORI CAPITAL PARTNERS LLC

Signature:

By:	/s/ Susan C. Schnabel
Susan C. Schnabel

April 10, 2014

Joint Filer Information

Name of Joint Filer:	COLIN A. TAYLOR

Address of Joint Filer:	110 FETTER LANE
LONDON, EC4A 1AY UNITED KINGDOM

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	BASIC ENERGY SERVICES, INC. [BAS]

Date of Event Requiring Statement (Month/Day/Year):	03/31/2014

Designated Filer:	APRIORI CAPITAL PARTNERS LLC

Signature:

By:	/s/ Colin A. Taylor
Colin A. Taylor

April 10, 2014